UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2020

Resource Real Estate Opportunity REIT, Inc.

(Exact name of registrant as specified in its charter)

Commission file number 000-54369

Maryland	27-0331816
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1845 Walnut Street, 18th Floor, Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)
(215) 231-7050
(Registrant's telephone number, including area code)

(former name or former address , if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Suspension of Share Redemption Program

On February 14, 2020, the board of directors of Resource Real Estate Opportunity REIT, Inc. (the “Company”) approved the partial suspension of the share redemption program of the Company, pursuant to which, subject to significant conditions and limitations of the program, stockholders of the Company could have their shares repurchased by the Company (the “Share Redemption Program”).   Pursuant to the terms of the Share Redemption Program, the suspension is effective 30 days from the filing of the 8-K.  As a result, the board of directors will not consider any redemption requests submitted for the first quarter of 2020 except for redemptions sought in connection with a stockholder’s death or qualifying disability which are not impacted by this suspension.

While the partial suspension of the Share Redemption Program is in effect, the Company will only accept requests for redemption in connection with a stockholders death or qualifying disability and all other pending or new requests will not be honored or retained, but will be cancelled with the ability to resubmit when, if ever, the Share Redemption Program is fully resumed.  The Share Redemption Program shall remain suspended until such time, if any, as the board of directors of the Company may approve the full resumption of the Share Redemption Program.

The board of directors will continue to consider the liquidity available to stockholders going forward, balanced with other long-term interests of the stockholders and the Company. It is possible that in the future additional liquidity will be made available by the Company through the full resumption of the Share Redemption Program, though we can make no assurances as to whether that will happen, or the timing or terms of any resumption.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESOURCE REAL ESTATE OPPORTUNITY REIT, INC.

Dated: February 19, 2020	By: /s/ Alan F. Feldman Alan F. Feldman Chief Executive Officer (Principal Executive Officer)